Exhibit 10.3

SUPPLEMENTAL AGREEMENT NO. 4

to

Purchase Agreement No. 03735

between

THE BOEING COMPANY

and

AMERICAN AIRLINES, INC.

Relating to Boeing Model 737 MAX Aircraft

This SUPPLEMENTAL AGREEMENT No. 4 (SA-4), entered into as of June 6, 2016 (SA-4 Effective Date), by and between THE BOEING COMPANY, a Delaware corporation with offices in Washington state (Boeing) and AMERICAN AIRLINES, INC. a Delaware corporation with offices in Fort Worth, Texas, together with its successors and permitted assigns (Customer);

WHEREAS, Boeing and Customer entered into Purchase Agreement No. 03735 dated February 1, 2013 relating to Boeing Model 737 MAX Aircraft, as amended and supplemented (Purchase Agreement) and capitalized terms used herein without definitions shall have the meanings specified therefore in such Purchase Agreement;

WHEREAS, Customer and Boeing desire to amend that certain Table 1R1 to change the Nominal Delivery Month to the Scheduled Delivery Month for [*CTR];

WHEREAS, Customer and Boeing desire to replace that certain Supplemental Exhibit CS1 entitled “Customer Support Variables” with the similarly titled Supplemental Exhibit CS1R1 [*CTR];

PA 03735	SA-4, Page 1

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

WHEREAS, Customer and Boeing desire to amend Letter Agreement No. AAL-PA-03735-LA-1106673R1 entitled “CS1 Special Matters” in order to further amend Supplemental Exhibit CS1R1 entitled “Customer Support Variables”;

WHEREAS, Customer and Boeing previously entered into Letter Agreement No. AAL-PA-03735-LA-1600073 entitled “[*CTR]”; and

NOW, THEREFORE, the parties agree that the Purchase Agreement is amended as set forth below and otherwise agree as follows:

1	Table of Contents.

The “Table Of Contents” to the Purchase Agreement referencing SA-3 in the footer is deleted in its entirety and is replaced with the new “Table Of Contents” (attached hereto) referencing SA-4 in the footer to reflect changes made to the Purchase Agreement by this SA-4. Such new Table of Contents is hereby incorporated into the Purchase Agreement in replacement of its predecessor.

2	Tables

Table 1R1. Table 1R1 entitled “[*CTR] 737-8 Aircraft Delivery, Description, Price and Advance Payments” referencing SA-1 in the footer is deleted in its entirety and replaced with the similarly titled Table 1R2 (attached hereto) referencing SA-4 in the footer and is hereby incorporated into the Purchase Agreement in replacement of its predecessor.

3	Supplemental Exhibit.

Supplemental Exhibit CS1 entitled “Customer Support Variables” is deleted in its entirety and replaced with the similarly titled Supplemental Exhibit CS1R1 (attached hereto) referencing SA-4 in the footer (Revised Supplemental Exhibit). The Revised Supplemental Exhibit is hereby incorporated into the Purchase Agreement in replacement of its predecessor.

4	Letter Agreement.

4.1 Letter Agreement No. AAL-PA-03735-LA1106673 entitled “CS1 Matters” is deleted in its entirety and replaced with the similarly titled Letter

PA 03735	SA-4, Page 2

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Agreement No. AAL-PA-03735-LA1106673R1 (attached hereto) referencing SA-4 in the footer (Revised Letter Agreement) to incorporate further revisions to the Revised Supplemental Exhibit into the Purchase Agreement. The Revised Letter Agreement is hereby incorporated into the Purchase Agreement in replacement of its predecessor.

4.2 Letter Agreement No. AAL-PA-03735-LA-1600073 entitled “[*CTR]” was incorporated into the Purchase Agreement effective as of January 14, 2016 (New Letter Agreement).

5	Aircraft Data and Documentation.

5.1 Boeing agrees to [*CTR].

5.2 Boeing agrees to provide to Customer, [*CTR].

6	Miscellaneous.

6.1 The Purchase Agreement is amended as set forth above, by the revised Table of Contents, Table 1R2, the Revised Supplemental Exhibit, the Revised Letter Agreement, and the New Letter Agreement. All other terms and conditions of the Purchase Agreement remain unchanged and are in full force and effect.

6.2 References in the Purchase Agreement and any supplemental agreements and associated letter agreements to Table 1 or Table 1R1 are deemed to refer to Table 1R2.

6.3 References in the Purchase Agreement and any supplemental agreements and associated letter agreements to Supplemental Exhibit CS1 are deemed to refer to Supplemental Exhibit CS1R1.

[This space intentionally left blank]

PA 03735	SA-4, Page 3

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

AGREED AND ACCEPTED this

June 6, 2016
Date

THE BOEING COMPANY	AMERICAN AIRLINES, INC.

/s/ The Boeing Company	/s/ American Airlines, Inc.
Signature	Signature

The Boeing Company	American Airlines, Inc.
Printed name	Printed name

Attorney-in-Fact	Vice President and Treasurer
Title	Title

PA 03735	SA-4, Page 4

BOEING PROPRIETARY

TABLE OF CONTENTS

ARTICLES		SA NUMBER

Article 1.	Quantity, Model and Description
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms
Article 6.	Confidentiality

TABLE

1R2.	Aircraft Information Table	4

EXHIBITS

A.	Aircraft Configuration
B.	Aircraft Delivery Requirements and Responsibilities
C.	Definitions

SUPPLEMENTAL EXHIBITS

AE1.	[*CTR]
BFE1.	BFE Variables
CS1R1.	Customer Support Variables	4
EE1.	[*CTR]
SLP1.	[*CTR]

LETTER AGREEMENTS

LA-1106648	Special Matters
LA-1106649	[*CTR]
LA-1106650R2	[*CTR]	3
LA-1106651	[*CTR]
LA-1106652	Aircraft Model Substitution
LA-1106654	AGTA Terms Revisions for MAX
LA-1106655	Open Matters – 737 MAX
LA-1106656R1	[*CTR]	1
LA-1106657R1	[*CTR]	2
LA-1106663 R1	[*CTR]	2
LA-1106664 R1	[*CTR]	2
LA-1106658	[*CTR]
LA-1106659R1	[*CTR]	1
LA-1106660	Spare Parts Initial Provisioning

PA-03735	TABLE OF CONTENTS, Page 1 of 2	SA-4

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

TABLE OF CONTENTS, continued

LETTER AGREEMENTS, continued		SA NUMBER

LA-1106661R2	[*CTR]	2
LA-1106667	[*CTR]
LA-1106668	[*CTR]
LA-1106669	[*CTR]
LA-1106670	Confidentiality
LA-1106671R1	Miscellaneous Commitments	1
LA-1106672	[*CTR]
LA-1106673R1*	CS1 Special Matters	4
LA-1106677	[*CTR]
LA-1600073	[*CTR]	4

* -	This is an intended gap as there are no Letter Agreements LA-1106674 through LA-1106676 incorporated by the Purchase Agreement.

PA-03735	TABLE OF CONTENTS, Page 2 of 2	SA-4

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Table 1R2 To

Purchase Agreement No. 03735

[*CTR] 737-8 Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-8		[*CTR] pounds

Engine Model/Thrust:	CFM-LEAP-1B		Base Thrust
Airframe Price:		$	[*CTR]
Optional Features:		$	[*CTR]

Sub-Total of Airframe and Features:		$	[*CTR]
Engine Price (Per Aircraft):		$	[*CTR]
Aircraft Basic Price (Excluding BFE/SPE):		$	[*CTR]

Buyer Furnished Equipment (BFE) Estimate:		$	[*CTR]
Seller Purchased Equipment (SPE):		$	[*CTR]

Refundable Deposit/Aircraft at Proposal Accept:		$	[*CTR]

Detail Specification:	[	*CTR]

Airframe Price Base Year/Escalation Formula:			[	*CTR]			[	*CTR]
Engine Price Base Year/Escalation Formula:			[	*CTR]			[	*CTR]

Airframe Escalation Data:
Base Year Index (ECI):					[	*CTR]
Base Year Index (CPI):					[	*CTR]

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number	Nominal Delivery Month?	Escalation Estimate Adv Payment Base Price Per A/P			Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
								[*CTR]			[*CTR]			[*CTR]			Total [*CTR]
[*CTR]-2017	1	[*CTR]	44459	NA	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2017	1	[*CTR]	44463	NA	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2017	1	[*CTR]	44465	NA	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2017	1	[*CTR]	44446	NA	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]

AAL-PA03735,
SA-4 63604-1F.TXT	Boeing Proprietary	Page 1 of 10

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Table 1R2 To

Purchase Agreement No. 03735

[*CTR] 737-8 Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number	Nominal Delivery Month?	Escalation Estimate Adv Payment Base Price Per A/P			Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
								[*CTR]			[*CTR]			[*CTR]			Total [*CTR]
[*CTR]-2018	1	[*CTR]	44447	NA	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2018	1	[*CTR]	44451	NA	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2018	1	[*CTR]	44448	NA	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2018	1	[*CTR]	44449	NA	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2018	1	[*CTR]	44455	NA	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2018	1	[*CTR]	44450	NA	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2018	1	[*CTR]	44452	NA	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2018	1	[*CTR]	44453	NA	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2018	1	[*CTR]	44454	NA	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2018	1	[*CTR]	44456	NA	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2018	1	[*CTR]	44457	NA	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2018	1	[*CTR]	44458	NA	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2018	1	[*CTR]	44460	NA	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2018	1	[*CTR]	44461	NA	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2018	1	[*CTR]	44462	NA	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2018	1	[*CTR]	44464	NA	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]

AAL-PA03735,
SA-4 63604-1F.TXT	Boeing Proprietary	Page 2 of 10

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Table 1R2 To

Purchase Agreement No. 03735

[*CTR] 737-8 Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number	Nominal Delivery Month?	Escalation Estimate Adv Payment Base Price Per A/P			Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
								[*CTR]			[*CTR]			[*CTR]			Total [*CTR]
[*CTR]-2018	2	[*CTR]		No	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2019		[*CTR]	44466 & 44467	Yes	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2019		[*CTR]		No	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2019	2	[*CTR]		No	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2019		[*CTR]	44468 & 44469	Yes	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2019		[*CTR]		No	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2019	2	[*CTR]		No	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2019		[*CTR]	44470 & 44471	Yes	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2019		[*CTR]		No	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2019	2	[*CTR]		No	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2019		[*CTR]	44472 & 44473	Yes	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2019		[*CTR]		No	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2019	1	[*CTR]		No	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2019		[*CTR]	44474	Yes	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2019		[*CTR]		No	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2019	2	[*CTR]		No	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2019		[*CTR]	44475 & 44476	Yes	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2019		[*CTR]		No	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2019	1	[*CTR]		No	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2019		[*CTR]	44477	Yes	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2019		[*CTR]		No	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]

AAL-PA03735,
SA-4 63604-1F.TXT	Boeing Proprietary	Page 3 of 10

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Table 1R2 To

Purchase Agreement No. 03735

[*CTR] 737-8 Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number	Nominal Delivery Month?	Escalation Estimate Adv Payment Base Price Per A/P			Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
								[*CTR]			[*CTR]			[*CTR]			Total [*CTR]
[*CTR]-2019	2	[*CTR]		No	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2019		[*CTR]	44478 & 44479	Yes	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2019		[*CTR]		No	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2019	2	[*CTR]		No	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2019		[*CTR]	44480 & 44481	Yes	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2019		[*CTR]		No	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2019	1	[*CTR]		No	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2019		[*CTR]	44482	Yes	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2019		[*CTR]		No	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2019	2	[*CTR]		No	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2019		[*CTR]	44483 & 44484	Yes	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2019		[*CTR]		No	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2019	1	[*CTR]		No	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2019		[*CTR]	44485	Yes	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2020		[*CTR]		No	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]

AAL-PA03735,
SA-4 63604-1F.TXT	Boeing Proprietary	Page 4 of 10

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Table 1R2 To

Purchase Agreement No. 03735

[*CTR] 737-8 Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number	Nominal Delivery Month?	Escalation Estimate Adv Payment Base Price Per A/P			Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
								[*CTR]			[*CTR]			[*CTR]			Total [*CTR]
[*CTR]-2019	2	[*CTR]		No	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2020		[*CTR]	44486 & 44487	Yes	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2020		[*CTR]		No	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2020	1	[*CTR]		No	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2020		[*CTR]	44488	Yes	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2020		[*CTR]		No	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2020	2	[*CTR]		No	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2020		[*CTR]	44489 & 44490	Yes	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2020		[*CTR]		No	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2020	1	[*CTR]		No	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2020		[*CTR]	44491	Yes	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2020		[*CTR]		No	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2020	2	[*CTR]		No	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2020		[*CTR]	44492 & 44493	Yes	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2020		[*CTR]		No	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2020	2	[*CTR]		No	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2020		[*CTR]	44494 & 44495	Yes	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2020		[*CTR]		No	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2020	2	[*CTR]		No	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2020		[*CTR]	44496 & 44497	Yes	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2020		[*CTR]		No	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]

AAL-PA03735,
SA-4 63604-1F.TXT	Boeing Proprietary	Page 5 of 10

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Table 1R2 To

Purchase Agreement No. 03735

[*CTR] 737-8 Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number	Nominal Delivery Month?	Escalation Estimate Adv Payment Base Price Per A/P			Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
								[*CTR]			[*CTR]			[*CTR]			Total [*CTR]
[*CTR]-2020	2	[*CTR]		No	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2020		[*CTR]	44498 & 44499	Yes	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2020		[*CTR]		No	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2020	2	[*CTR]		No	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2020		[*CTR]	44500 & 44501	Yes	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2020		[*CTR]		No	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2020	2	[*CTR]		No	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2020		[*CTR]	44502 & 44503	Yes	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2020		[*CTR]		No	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2020	1	[*CTR]		No	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2020		[*CTR]	44504	Yes	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2020		[*CTR]		No	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2020	1	[*CTR]		No	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2020		[*CTR]	44505	Yes	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2021		[*CTR]		No	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]

AAL-PA03735,
SA-4 63604-1F.TXT	Boeing Proprietary	Page 6 of 10

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Table 1R2 To

Purchase Agreement No. 03735

[*CTR] 737-8 Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number	Nominal Delivery Month?	Escalation Estimate Adv Payment Base Price Per A/P			Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
								[*CTR]			[*CTR]			[*CTR]			Total [*CTR]
[*CTR]-2020	2	[*CTR]		No	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2021		[*CTR]	44506 & 44507	Yes	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2021		[*CTR]		No	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2021	1	[*CTR]		No	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2021		[*CTR]	44508	Yes	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2021		[*CTR]		No	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2021	2	[*CTR]		No	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2021		[*CTR]	44509 & 44510	Yes	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2021		[*CTR]		No	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2021	1	[*CTR]		No	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2021		[*CTR]	44511	Yes	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2021		[*CTR]		No	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2021	2	[*CTR]		No	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2021		[*CTR]	44512 & 44513	Yes	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2021		[*CTR]		No	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2021	2	[*CTR]		No	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2021		[*CTR]	44514 & 44515	Yes	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2021		[*CTR]		No	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2021	2	[*CTR]		No	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2021		[*CTR]	44516 & 44517	Yes	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2021		[*CTR]		No	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]

AAL-PA03735,
SA-4 63604-1F.TXT	Boeing Proprietary	Page 7 of 10

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Table 1R2 To

Purchase Agreement No. 03735

[*CTR] 737-8 Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number	Nominal Delivery Month?	Escalation Estimate Adv Payment Base Price Per A/P			Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
								[*CTR]			[*CTR]			[*CTR]			Total [*CTR]
[*CTR]-2021	2	[*CTR]		No	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2021		[*CTR]	44518 & 44519	Yes	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2021		[*CTR]		No	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2021	1	[*CTR]		No	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2021		[*CTR]	44520	Yes	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2021		[*CTR]		No	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2021	2	[*CTR]		No	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2021		[*CTR]	44521 & 44522	Yes	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2021		[*CTR]		No	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2021	1	[*CTR]		No	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2021		[*CTR]	44523	Yes	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2021		[*CTR]		No	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2021	2	[*CTR]		No	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2021		[*CTR]	44524 & 44525	Yes	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2022		[*CTR]		No	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]

AAL-PA03735,
SA-4 63604-1F.TXT	Boeing Proprietary	Page 8 of 10

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Table 1R2 To

Purchase Agreement No. 03735

[*CTR] 737-8 Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number	Nominal Delivery Month?	Escalation Estimate Adv Payment Base Price Per A/P			Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
								[*CTR]			[*CTR]			[*CTR]			Total [*CTR]
[*CTR]-2021	2	[*CTR]		No	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2022		[*CTR]	44526 & 44527	Yes	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2022		[*CTR]		No	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2022	1	[*CTR]		No	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2022		[*CTR]	44528	Yes	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2022		[*CTR]		No	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2022	2	[*CTR]		No	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2022		[*CTR]	44529 & 44530	Yes	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2022		[*CTR]		No	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2022	1	[*CTR]		No	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2022		[*CTR]	44531	Yes	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2022		[*CTR]		No	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2022	2	[*CTR]		No	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2022		[*CTR]	44532 & 44533	Yes	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2022		[*CTR]		No	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2022	2	[*CTR]		No	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2022		[*CTR]	44534 & 44535	Yes	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2022		[*CTR]		No	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2022	2	[*CTR]		No	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2022		[*CTR]	44536 & 44537	Yes	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2022		[*CTR]		No	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]

AAL-PA03735,
SA-4 63604-1F.TXT	Boeing Proprietary	Page 9 of 10

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Table 1R2 To

Purchase Agreement No. 03735

[*CTR] 737-8 Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number	Nominal Delivery Month?	Escalation Estimate Adv Payment Base Price Per A/P			Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
								[*CTR]			[*CTR]			[*CTR]			Total [*CTR]
[*CTR]-2022	2	[*CTR]		No	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2022		[*CTR]	44538 & 44539	Yes	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2022		[*CTR]		No	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2022	1	[*CTR]		No	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2022		[*CTR]	44540	Yes	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2022		[*CTR]		No	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2022	2	[*CTR]		No	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2022		[*CTR]	44541 & 44542	Yes	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2022		[*CTR]		No	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2022	1	[*CTR]		No	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2022		[*CTR]	44543	Yes	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2022		[*CTR]		No	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2022	2	[*CTR]		No	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2022		[*CTR]	44544 & 44545	Yes	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]
[*CTR]-2023		[*CTR]		No	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]	$	[*CTR	]

Total:	100

AAL-PA03735,
SA-4 63604-1F.TXT	Boeing Proprietary	Page 10 of 10

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

CUSTOMER SUPPORT VARIABLES

between

THE BOEING COMPANY

and

AMERICAN AIRLINES, INC.

Supplemental Exhibit CS1R1

to Purchase Agreement Number 03735

CUSTOMER SUPPORT VARIABLES

relating to

BOEING MODEL 737 MAX AIRCRAFT

Customer and Boeing will conduct planning conferences approximately [*CTR], or as mutually agreed, in order to develop and schedule a customized support program (Customer Support Program) to be furnished by Boeing in support of the Aircraft.

The Customer Support Program will be based upon and equivalent to the entitlements summarized below.

1.	Maintenance Training.

1.1 [*CTR].

1.2 [*CTR].

1.3 [*CTR].

1.4 [*CTR].

1.5 [*CTR].

1.6 Training materials will be provided to each student. In addition, [*CTR] of training materials as used in Boeing’s training program, including [*CTR], etc. will be provided for use in Customer’s own training program.

2.	Flight Training.

2.1 [*CTR].

2.2 [*CTR]. Course schedules are published [*CTR].

2.3 Training materials will be provided to each student. In addition, [*CTR] of training materials as used in Boeing’s training program, including [*CTR], etc. will be provided for use in Customer’s own training program.

3.	Planning Assistance.

3.1 Maintenance Engineering. Notwithstanding anything in Exhibit B to the AGTA to the contrary, Boeing will provide the following Maintenance Engineering support:

3.1.1 Maintenance Planning Assistance. Upon request, Boeing will provide [*CTR] to assist with maintenance program development and to provide consulting related to maintenance planning. Consultation with Customer will be based on ground rules and requirements information provided in advance by Customer.

Purchase Agreement 03735 Supplemental Exhibit CS1R1	SA-4

LA Page 2

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3.1.2 ETOPS Maintenance Planning Assistance. Upon request, Boeing will provide [*CTR] to assist with the development of their Extended Operations (ETOPS) maintenance program and to provide consultation related to ETOPS maintenance planning. Consultation with Customer will be based on ground rules and requirements information provided in advance by the Customer.

3.1.3 GSE/Shops/Tooling Consulting. Upon request, Boeing will provide consulting and data for ground support equipment, maintenance tooling and requirements for maintenance shops. Consultation with Customer will be based on ground rules and requirements information provided in advance by Customer.

3.1.4 Maintenance Engineering Evaluation. Upon request, Boeing will provide [*CTR] to evaluate Customer’s maintenance and engineering organization for conformance with industry best practices. The result of which will be documented by Boeing in a maintenance engineering evaluation presentation. Customer will be provided with a copy of the maintenance engineering evaluation presentation. Consultation with Customer will be based on ground rules and requirements information provided in advance by Customer.

3.2 Spares.

3.2.1 Recommended Spares Parts List (RSPL). A customized RSPL will be provided to identify spare parts required for the Customer Support Program.

3.2.2 Provisioning Training. Provisioning training will be provided for Customer’s personnel at Boeing’s facilities where documentation and technical expertise are available. Training is focused on the initial provisioning process and calculations reflected in the Boeing RSPL.

3.2.3 Spares Provisioning Conference. A provisioning conference will be conducted at Boeing’s facilities where documentation and technical expertise are available.

4.	Technical Data and Documents.

4.1 Flight Operations.

Airplane Flight Manual

Airplane Rescue and Fire Fighting Information

Dispatch Deviation Guide

ETOPS Guide Vol. III

FMC Supplementary Data Document

Flight Crew Operations Manual and Quick Reference Handbook

Flight Crew Training Manual

Performance Engineer’s Tool

Jet Transport Performance Methods

Operational Performance Software

Weight and Balance Manual Chapter 1 Control and Loading

Purchase Agreement 03735 Supplemental Exhibit CS1R1	SA-4

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BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4.2 Maintenance.

Aircraft Maintenance Manual

Component Maintenance Manual

Fault Isolation Manual

Fault Reporting Manual

Fuel Measuring Stick Manual

Illustrated Parts Catalog

Nondestructive Test Manual

Power Plant Buildup Manual

Service Bulletins and Index

Standard Overhaul Practices Manual Chapter 20

Standard Wiring Practices Manual Chapter 20

Structural Repair Manual

System Schematic Manual

Wiring Diagram Manual

4.3 Service Engineering.

Maintenance Tips

Service Letters

4.4 Maintenance Programs Engineering.

Airline Maintenance Inspection Intervals

ETOPS Configuration, Maintenance and Procedures

ETOPS Guide Vol. I and II

Maintenance Planning Data Document

Maintenance Task Cards and Index

4.5 Facilities and Equipment Planning.

Airplane Recovery Document

Engine Ground Handling Document

GSE Tooling Drawings (Bill of Material, 2D Drawings and Drawing Notes)

Illustrated Tool and Equipment Manual

Maintenance Facility and Equipment Planning Document

Special Tool and Ground Handling Equipment Drawing and Index

4.6 Airport Technology.

Airplane Characteristics for Airport Planning

4.7 Supplier Technical Data.

Overhaul Manual/Component Maintenance Manual Index

Product Support Supplier Directory

Supplier Assembly Drawings

Supplier Component Maintenance Manuals

Supplier Ground Support Equipment List

Purchase Agreement 03735 Supplemental Exhibit CS1R1	SA-4

LA Page 4

Supplier Product Support and Assurance Agreements Documents Vol. I and II

Supplier Publications Index

Supplier Service Bulletins

Supplier Spare Part Price Catalog

4.8 Product Standard.

Product Standard Data System

4.9 Fleet Statistical Data and Report.

Fleet reliability views, charts, and reports

5.	Aircraft Information.

5.1 Aircraft Information is defined as that data provided by Customer to Boeing which falls into one of the following categories: (i) aircraft operational information (including, but not limited to, flight hours, departures, schedule reliability, engine hours, number of aircraft, aircraft registries, landings, and daily utilization and schedule interruptions for Boeing model aircraft); (ii) summary and detailed shop findings data; (iii) line maintenance data; (iv) airplane message data, (v) scheduled maintenance data; (vi) service bulletin incorporation; and (vii) aircraft data generated or received by equipment installed on Customer’s aircraft in analog or digital form including but not limited to information regarding the state, condition, performance, location, setting, or path of the aircraft and associated systems, sub-systems and components.

5.2 License Grant. [*CTR].

For purposes of this article, Boeing is defined as The Boeing Company and its wholly owned subsidiaries.

[*CTR].

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BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

AAL-PA-03735-LA-1106673R1

American Airlines, Inc.

P.O. Box 619616

Dallas-Fort Worth Airport, Texas 75261-9616

Subject:	CS1 Special Matters

Reference:	(a) Purchase Agreement No. 03735 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)
(b) Supplemental Exhibit CS1R1 entitled “Customer Support Variables” between The Boeing Company and American Airlines, Inc.

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

This Letter Agreement sets forth [*CTR] Supplemental Exhibit CS1R1 entitled “Customer Support Variables” (CSR1).

1.	[*CTR] to CSR1. CSR1 is [*CTR] as follows:

1.1 Section 3.1 Maintenance Engineering.

Section 3.1 is [*CTR]:

[*CTR]

1.2 Paragraph 3.1.3 GSE/Shops/Tooling Consulting Engineering.

Paragraph 3.1.3 is [*CTR]:

[*CTR]

1.3 Paragraph 3.2.1 Recommended Spare Parts List (RSPL).

Paragraph 3.2.1 is [*CTR]:

[*CTR]

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1.4 Paragraph 3.2.2 Provisioning Training.

The [*CTR] of paragraph 3.2.2 is [*CTR]:

[*CTR]

1.5 Paragraph 3.2.3 Spares Provisioning Conference.

Paragraph 3.2.3 is [*CTR]:

[*CTR]

1.6 Paragraph 3.2.4 Illustrated Parts Catalog and Paragraph 3.2.5 Standards Book.

The following [*CTR].

[*CTR]

1.7 Section 4 Technical Data and Documents

Section 4 is [*CTR]:

[*CTR]

1.8 Paragraph 4.4 Maintenance Programs Engineering.

Paragraph 4.4 is [*CTR]:

1.8.1 [*CTR]:

[*CTR]

1.8.2 [*CTR]:

[*CTR]

1.9 Paragraph 4.9 Maintenance Programs Engineering.

Paragraph 4.9 is [*CTR]:

[*CTR]

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[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.	In Paragraph 4.4, Maintenance Task Card and Index [*CTR].

Boeing and Customer agree to [*CTR].

3.	Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned, in whole or in part, without the prior written consent of Boeing.

4.	Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. This Letter Agreement shall be subject to the terms and conditions of Letter Agreement No. AAL-PA-03735-LA-1106670 entitled “Confidentiality”.

“Remainder of Page Intentionally Left Blank”

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[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

Very truly yours,

THE BOEING COMPANY

By:	/s/ The Boeing Company

Its:	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	June 6, 2016

AMERICAN AIRLINES, INC.

By:	/s/ American Airlines, Inc.

Its:	Vice President & Treasurer

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BOEING PROPRIETARY